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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A2


                                 CURRENT REPORT


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2002


                          HOLLYWOOD PARTNERS.COM, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                   000-24755                                   33-0379106
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           (Commission File Number)                       (IRS Employer Number)


1925 CENTURY PARK EAST, 5TH FLOOR, LOS ANGELES, CA                   90067
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    (Address of Principal Executive Offices)                       (ZIP Code)


                                  310-552-0555
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On August 5, 2002, the Board of Directors of Hollywood Partners.com, Inc. (the
"Company") authorized and approved the dismissal of Merdinger Fruchter Rosen & Company, LLC ("MFRC") as the Company's independent accountants effective that date. On August 8, 2002, the Company notified MFRC of the dismissal.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with MFRC on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.

"Since its inception, the Company has suffered recurring losses from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management has begun taking the following actions to improve their financial condition:

"The Company's subsidiary, AOSE, is a development, production, film financing company who has been exploring the possible acquisitions of intellectual properties for the purpose of developing and structuring for future productions. As of June 30, 2002, no acquisitions have occurred. The Company is also seeking strategic investments for financing existing production projects, as well as projects that are looking for bridge financing or additional production capital. In addition to the day-to-day operations of the existing entertainment company, the Company is actively seeking a company acquisition or merger to further enhance the overall business vision.

"The Company is attempting to raise additional capital to meet future financial obligations, but may not be able to do so. Should the Company not be able to raise additional capital, it may have to severely curtail operations. The financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern."

The Company has appointed Stonefield Josephson, Inc. as its new independent accountants effective August 5, 2002.


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a) FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED.   Not applicable.

(b) PRO-FORMA FINANCIAL INFORMATION.   Not required.

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(c) EXHIBITS.

  16.1    Letter on change of certifying accountant pursuant to Regulation S-B
          Item 304(a)(3) dated August 15, 2002 and received August 23, 2002. (Filed herewith.)





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             HOLLYWOOD PARTNERS.COM, INC.



Dated:      August 27, 2002                  By /s/ Valerie A. Broadbent
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                                                Valerie A. Broadbent, President





























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